Exhibit 99.1

Efficacy, Durability, and Safety of Ampreloxetine, a Norepinephrine Reuptake Inhibitor, Given Once-Daily to Treat Neurogenic Orthostatic Hypotension (nOH) in Subjects With Primary Autonomic Failure Horacio Kaufmann,1 Italo Biaggioni,2 Krai Chatamra,3 Ashok Panneerselvam,3 Brett Haumann,3 Ross Vickery4 1New York University School of Medicine, Department of Neurology, New York, United States, 2Vanderbilt University Medical Center, Department of Medicine, Nashville, United States, 3Theravance Biopharma US, Inc., South San Francisco, United States, 4Theravance Biopharma Ireland Limited, Dublin, Ireland Background • Neurogenic orthostatic hypotension (nOH) is due to failure of the autonomic nervous system to increase norepinephrine (NE) and to maintain blood pressure (BP) adequately in the upright position. nOH is common to all types of primary autonomic failure (eg, Parkinson’s disease [PD], multiple system atrophy [MSA], and pure autonomic failure [PAF])1 • Orthostatic hypotension (OH) is defined as a sustained reduction of systolic blood pressure (SBP) of >20 mmHg or diastolic blood pressure (DBP) of >10 mmHg within 3 minutes of standing or head-up tilt to at least 60° on a tilt table2 • Resultant cerebral hypoperfusion causes symptoms of dizziness, lightheadedness, generalized weakness, nausea, blurred vision, fatigue, headaches, and loss of consciousness/syncope, with reduction in quality of life, increase in falls and hospitalizations2 • Drugs that inhibit the reuptake of NE (NE reuptake inhibitors [NRIs]) could augment tonically released NE at the vascular synaptic neuroeffector junction, resulting in increase in BP in the upright position, and reduction in symptoms of nOH3 • Ampreloxetine (TD-9855) is a novel, selective NRI that is being investigated for the treatment of nOH4 • In a phase 2, multicenter study, the efficacy, durability, and safety of once-daily oral ampreloxetine were evaluated for the treatment of nOH in subjects with primary autonomic failure Results Figure 2. Subject Disposition • Similar trend as in OHSA #1 score was observed in composite scores for OHSA, OHDAS, and OHQ throughout the 20-week, open-label study, with worsening in all measures after ampreloxetine treatment withdrawal Table 2. Standing SBP at 3 min (ITT Population) aBaseline defined as pre-breakfast measurement on day of first dose. ITT, intention-to-treat population; SBP, systolic blood pressure. • Mean standing SBP increased at all visits and at all timepoints (1, 3, 5, and 10 mins; data at 3 mins shown) – At the end of Week 4, the mean increase in SBP from baseline at 3 mins standing was 7.6 mmHg – From the end of Week 4 to the end of Week 20, approximately 67–78% of subjects maintained >80 mmHg SBP at 3 mins standing (baseline, 64%) – The increase in mean standing SBP from baseline was higher at the end of Week 4 and after withdrawal of ampreloxetine treatment (after treatment withdrawal, subjects restarted their usual pressor agents; there was one outlier, who received both midodrine and droxidopa during the withdrawal period, with a 3-min standing SBP of 205 mmHg at the end of Week 24) Safety Table 3. Summary of Adverse Events (AEs) aOne subject completed the treatment and withdrew consent prior to end-of-study visit. Adverse events leading to discontinuation were jaw fracture and headache. • The median dose of ampreloxetine throughout the open-label study was 10 mg Table 1. Demographics and Subject Characteristics Objectives • To determine the efficacy and durability on symptom improvement with ampreloxetine in the treatment of nOH in subjects with primary autonomic failure (using Question 1 of the Orthostatic Hypotension Symptom Assessment [OHSA #1; dizziness, lightheadedness, feeling faint, or feeling like you might black out]) • To characterize the efficacy and durability of the pressor effect of ampreloxetine in the treatment of nOH in subjects with primary autonomic failure • To evaluate the safety and tolerability of ampreloxetine in the treatment of nOH in subjects with primary autonomic failure 5 (23.8%) Methods Study Design Figure 1. Open-Label Study Design b c Only TEAEs summarized; post first dose through 7 days post last dose. aUrinary tract infection (n=3), jaw fracture (n=1), meniscus injury (n=1), pain in extremity (n=1), all not related to study drug. bJaw fracture (n=1; serious AE, severe, not related to study drug); Headache (n=1; moderate AE, related to study drug). cProtocol mandated a temporary interruption (3 days) for dose reductions (n=7). TEAE, treatment-emergent adverse event. • Most subjects had an observed AE – From the first dose of ampreloxetine to the end of Week 4 4 subjects had moderate, drug-related AEs; all others were mild No subject had an SAE related to study drug – From the end of Week 4 to the end of Week 20 (7 days after the last dose of ampreloxetine was given) 4 additional subjects with AE and moderate/severe AE 1 additional SAE and AE leading to discontinuation Table 4. Adverse Events Occurring More Than Twice in the Open-Label Study aSymptomatic: MSA n=9, PAF n=4, PD n=4; non-symptomatic: MSA n=3, PAF n=0, PD n=1. BMI, body mass index; MSA, multiple system atrophy; OHDAS, Orthostatic Hypotension Daily Activity Scale; OHQ, Orthostatic Hypotension Questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment; OHSA #1, OHSA Question 1; PAF, pure autonomic failure; PD, Parkinson’s disease; pts, points; SBP, systolic blood pressure; SD, standard deviation. • Of the 21 subjects enrolled in the open-label study, demographics and subject characteristics generally reflected patient populations of MSA, PD, and PAF seen in clinical practice – Mean age 64 years, ~60% male, predominantly white, ~80% symptomatic, mean baseline OHSA #1 score 6.6, OH confirmed – The predominance of MSA subjects (~60%) reflected study enrollment from specialty autonomic centers where MSA is more predominant than in the general population Efficacy Figure 3. Mean Change From Baseline in OHSA #1 Score (ITT Population— frst dose assessment ampreloxetine follow-up withdrawal of • Single-blind, 5-day inpatient dose-escalation study Day 1, placebo; Day 2, ampreloxetine 2.5 mg; Day 3, 5 mg; Day 4, 10 mg; Day 5, 20 mg – A subset of 10 patients from the dose-escalation study received single-dose ampreloxetine versus placebo to assess pressor effect (results reported elsewhere) • Open-label, outpatient study: Subjects with a documented pressor response in the dose-escalation study were eligible to enroll in the open-label study, and receive once-daily ampreloxetine for up to 5 months (20 weeks) with a 4-week follow-up period after ampreloxetine treatment withdrawal – On Day 1 of the open-label study, subjects were given 50% of the highest tolerated dose of ampreloxetine from the dose-escalation study for that subject or a lower dose – Ampreloxetine dosing was flexible throughout the open-label study and could be increased or decreased based on potential benefit and safety/tolerability (maximum dose, 20 mg) – Efficacy was assessed from the day of the first dose of ampreloxetine to the end of Week 4; durability of efficacy was assessed from the end of Week 4 to the end of Week 20; and effect of withdrawal of ampreloxetine treatment was assessed from the end of Week 20 to the end of Week 24. • Only results of the open-label study and 4-week follow up period after withdrawal of ampreloxetine treatment are presented Study Criteria Symptomatic Subjects) a Only TEAEs summarized; post first dose through 7 days post last dose. Single-event AEs by preferred term, included esthenia, back pain, blood pressure increased, bronchitis, cough, deep vein thrombosis, diplopia, dyspepsia, dyspnea, ear canal injury, ear pain, erythema, fall, flushing, gastroesophageal reflux disease, hypoesthesia, jaw fracture, joint injury, localized infection, loss of consciousness, meniscus injury, muscular weakness, neck pain, orthostatic hypertension, pain in extremity, peripheral swelling, sleep apnea syndrome, solar lentigo, unresponsive to stimuli, urine analysis abnormal, vision blurred, vomiting. TEAE, treatment-emergent adverse event. • From the first dose of ampreloxetine to the end of Week 20, the most frequently reported AEs were urinary tract infection (23.8%), hypertension (19.0%), and headache (14.3%) • A small increase in SBP from baseline was observed in Weeks 1, 2, and 3 (mean [SD] supine SBP, mmHg: baseline, 136.0 [23.91]; Week 1, 140.2 [24.66]; Week 2, 142.8 [23.15]; Week 3, 151.3 [24.77]) – At the end of Week 4, no increase in supine SBP from baseline was observed (mean [SD] supine SBP, mmHg: 135.4 [17.02]) • No issues were observed in vital signs, ECG, or laboratory evaluations throughout the open-label study Summary of Findings • Of the 21 subjects who entered the open-label study, 12 (57%) completed 20 weeks of open-label ampreloxetine treatment • Median dose of ampreloxetine was 10 mg throughout the study • At the primary assessment timepoint (end of Week 4), mean improvement in OHSA #1 was –3.8 points in symptomatic subjects (–2.4 overall), which is greater than the mean improvement of –1 point considered a Minimal Clinically Important Difference – Mean improvement was sustained until the end of the open-label study (end of Week 20) and deteriorated after withdrawal of ampreloxetine treatment • Ampreloxetine resulted in a mean increase in standing SBP at all visits and all timepoints during the open-label study – At the end of Week 4, the mean increase from baseline at 3 mins standing was >7 mmHg and >20 mmHg at subsequent assessment timepoints • No safety concerns were identified during the 20-week, open-label study Key Inclusion Criteria • Male or female at least 40 years of age • Diagnosed with symptomatic nOH due to PD, MSA, or PAF • Diagnostic criteria for moderate-to-severe OH (eg, >30 mmHg drop in SBP within 5 minutes of standing, associated with symptoms of dizziness, lightheadedness, or fainting when standing) • Absence of other identifiable causes of autonomic neuropathy • Subjects with a documented pressor response in the dose-escalation study were eligible to enter the 20-week, open-label ampreloxetine study Key Exclusion Criteria • Systemic illnesses known to produce autonomic neuropathy (eg, diabetes mellitus) • Known intolerance to other NRIs or serotonin norepinephrine reuptake inhibitors (SNRIs) • Pre-existing sustained hypertension (sitting BP >150/100 mmHg) • Concomitant vasoconstrictors, antihypertensive medications, or monoamine oxidase inhibitors (fludrocortisone was permitted but limited to 0.1 mg daily) • Major cardiovascular or cerobrovascular event in the past 6 months aBaseline OHSA #1 >4 points. Negative change indicates improvement. ITT, intention-to-treat; MCID, minimal clinically important difference; OHSA #1, Orthostatic Hypotension Symptom Assessment Question 1; SD, standard deviation. • In symptomatic subjects (baseline OHSA #1 score >4 points), mean change from baseline in OHSA #1 at the end of Week 4 was –3.8 points – Overall (symptomatic and non-symptomatic subjects), mean change from baseline at the end of Week 4 in OHSA #1 score was –2.4 points – Improvement in OHSA #1 from baseline was demonstrated as early as Week 1 • Mean change from baseline in OHSA #1 score was sustained in most patients from the end of Week 4 through the end of Week 20 – Improvement in OHSA #1 score was –3.1 points at the end of Week 20 – Only 1 subject had 1 point worsening in OHSA #1 score from baseline at the end of Week 20 At the end of the 4-week follow-up period after withdrawal of ampreloxetine treatment (end of Week 24), OHSA #1 score returned to baseline with mean change of –0.3 points – 1 subject had >1 point worsening in OHSA #1 score from baseline, and 5 subjects had >1 point worsening in OHSA #1 score from the end of Week 20 Figure 4. Mean Change From Baseline in OHSA and OHDAS Composite Scores (ITT Population—Symptomatic Subjectsa) BP, blood pressure; MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; OH, orthostatic hypotension; PAF, pure autonomic failure; PD, Parkinson’s disease; SBP, systolic blood pressure. Key Efficacy Measures Orthostatic Hypotension Questionnaire (OHQ) Orthostatic Hypotension Symptom Assessment (OHSA) 6 items (rated 0 [none]–10 [worst possible] symptoms); 1-week recall 1. Dizziness, lightheadedness, feeling faint, or feeling like you might black out (OHSA #1) 2. Problems with vision 3. Weakness 4. Fatigue 5. Trouble concentrating 6. Head/neck discomfort Orthostatic Hypotension Daily Activity Scale (OHDAS) 4 items (0 [no interference]–10 [complete interference]); 1-week recall 1. Activities that require standing for a short time 2. Activities that require standing for a long time 3. Activities that require walking for a short time 4. Activities that require walking for a long time Orthostatic Standing Test SBP/DBP/HR • Supine 5, 10 minutes (torso and head elevated 30° from horizontal) • Seated 5, 10 minutes • Standing 1, 3, 5, 10 minutes • Total duration of standing BP, blood pressure; DBP, diastolic BP; HR, heart rate; OHSA #1, OHSA Question 1; SAE, serious adverse event; SBP, systolic BP. Key Efficacy and Safety Endpoints Primary Efficacy • Mean change from baseline to end of Week 4 in OHSA #1 score Secondary Efficacy (all timepoints of open-label treatment period [to end of Week 20] and follow-up period after ampreloxetine treatment withdrawal [Weeks 22 and 24]) • Mean change from baseline in OHSA #1 score • Mean change from baseline in OHSA, OHDAS, and OHQ composite scores (OHQ composite score, mean of OHSA and OHDAS composite scores) • Mean change from baseline in duration of standing • Mean change from baseline in SBP at 1, 3, 5, and 10 minutes post-standing References 1. Freeman R, et al. Consensus statement on the definition of orthostatic hypotension, neurally mediated syncope and the postural tachycardia syndrome. Clin Auton Res. 2011;21(2):69-72. 2. Metzler M, et al. Neurogenic orthostatic hypotension: pathophysiology, evaluation, and management. J Neurol. 2013;260(9):2212-2219. 3. Shibao C, et al. Norepinephrine transporter blockade with atomoxetine induces hypertension in patients with impaired autonomic function. Hypertension. 2007;50(1):47-53. 4. Hegde S et al. Preclinical cardiovascular sympathoexcitatory effects of TD-9855, a novel norepinephrine transporter (NET) inhibitor in development for the treatment of symptomatic neurogenic orthostatic hypotension (nOH) in patients with primary autonomic failure. 2018 International Congress of Parkinson’s Disease and Movement Disorders. Abstract 1612. Support This study was funded by Theravance Biopharma Ireland Limited and Theravance Biopharma US, Inc. Under the direction of the authors, Kirsty Nahm, MD of The Curry Rockefeller Group, LLC (CRG) provided medical writing assistance for this publication. Editorial assistance in formatting, proofreading, copy editing, and fact checking was also provided by CRG. Theravance Biopharma US, Inc. provided funding to CRG for writing and editorial support. Disclosures H Kaufmann was a consultant to and has received research support from Theravance Biopharma. I Biaggioni was a consultant to and has received research support from Lundbeck and Theravance Biopharma. K Chatamra, A Panneerselvam, and B Haumann are employees of Theravance Biopharma US, Inc. and stockholders of Theravance Biopharma, Inc. R Vickery is an employee of Theravance Biopharma Ireland Limited and stockholder of Theravance Biopharma, Inc. Safety • Treatment-emergent adverse events (TEAEs, %) • Serious adverse events (SAEs, %) • Vital signs (BP, HR) • ECG • Laboratory evaluations BP, blood pressure; ECG, electrocardiogram; HR, heart rate; OHDAS, Orthostatic Hypotension Daily Activity Scale; OHQ, Orthostatic Hypotension Questionnaire; OHSA, Orthostatic Hypotension Symptom Assessment; OHSA #1, OHSA Question 1; SBP, systolic BP. Statistical Analysis • Descriptive summary of OHSA #1, OHSA, OHDAS, and OHQ scores are presented by timepoint – No imputation for missing values was done ampreloxetine period after aBaseline OHSA #1 >4 points. Negative change indicates improvement. ITT, intention-to-treat; OHDAS, Orthostatic Hypotension Daily Activity Scale; OHSA, Orthostatic Hypotension Symptoms Assessment. PRESENTED AT WORLD CONGRESS ON PARKINSON’S DISEASE AND RELATED DISORDERS • JUNE 16–19, 2019 • MONTREAL, CANADA Mean Change From Baseline in Composite Score (±SD) Mean Change From Baseline in OHSA #1 Score (±SD) 4 3 2 1 0 –1 –2 –3 –4 –5 –6 0 4 8 12 16 20 22 24 (n=21) (n=13) (n=12) (n=9) (n=9) (n=7) (n=7) (n=6) BaselinePrimary efficacyStudy Week Last doseEnd of 4-week frst doseassessmentOHSA OHDAS ampreloxetinefollow-up ampreloxetine withdrawal Efficacy Durability Withdrawal Overall Conclusions • In subjects with nOH and primary autonomic failure, ampreloxetine demonstrated clinically meaningful symptomatic improvement in OHSA #1, which was sustained for up to 5 months of treatment, and deteriorated after withdrawal of ampreloxetine treatment • These improvements in symptoms of nOH were associated with increase in standing SBP • Ampreloxetine was generally well-tolerated • Once-daily oral ampreloxetine demonstrated symptomatic and objective efficacy, with durability over 20 weeks of treatment, and a favorable safety profile in the treatment of nOH in subjects with primary autonomic failure 3 2 1 0 Considered –1 –2 –3 –4 –5 –6 –7 0 2 4 8 12 16 20 22 24 (n=21) (n=13) (n=12) (n=9) (n=9) (n=7) (n=7) (n=6) BaselinePrimary efficacyStudy Week Last doseEnd of 4-week frst doseassessmentampreloxetinefollow-up ampreloxetineperiod after ampreloxetine withdrawal Efficacy Durability Withdrawal MCID >2 EventsTotal, n (%) (N=21) Subjects With Any Treatment-Emergent Adverse Event 18 (85.7%) Urinary tract infection Hypertension Headache Chest discomfort Dizziness Hematuria Laceration Musculoskeletal pain Nausea Syncope 5 (23.8%) 4 (19.0%) 3 (14.3%) 2 (9.5%) 2 (9.5%) 2 (9.5%) 2 (9.5%) 2 (9.5%) 2 (9.5%) 2 (9.5%) 0 1 2 3 4 8 12 16 20 22 24 Study Week Baseline Primary efficacy Last dose End of 4-week ampreloxetineperiod after ampreloxetine treatment Efficacy Durability Withdrawal Single-Blind, 5-Day Inpatient Dose-Escalation Study Total, n (%) Subjects With Any Treatment-Emergent Adverse Event(N=21) Adverse Event 18 (85.7%) Moderate or severe adverse event Adverse event related to study drug Moderate or severe adverse event related to study drug Serious adverse eventa Serious adverse event related to study drug Adverse events leading to permanent study drug discontinuation Adverse events leading to temporary interruption/dose reduction of study drug Death during study 13 (61.9%) 8 (38.1%) 6 (28.6%) 0 2 (9.5%) 7 (33.3%) 0 CharacteristicsTotal (N=21) Age, years, mean (SD) 64.1 (7.91) Sex, male, n (%) 12 (57.1%) Race, white, n (%) 18 (85.7%) BMI, kg/m2, mean (SD) 26.4 (4.67) MSA; PAF; PD; n (%) 12 (57.1%); 4 (19.0%); 5 (23.8%) Symptomatic (OHSA #1 >4 pts) at baseline, n (%)a 17 (81.0%) OHSA Question #1, pts, mean (SD) (min, max) 6.6 (3.12) (0, 10) OHSA Composite Score, pts, mean (SD) (min, max) 4.3 (2.62) (0, 8) OHDAS Composite Score, pts, mean (SD) (min, max) 6.7 (2.73) (0.5, 10) OHQ Composite Score, pts, mean (SD) (min, max) 5.5 (2.48) (0.3, 8.7) Supine SBP, mmHg, mean (SD) (min, max) 130.4 (24.42) (91, 186) Seated SBP, mmHg, mean (SD) (min, max) 107.4 (24.69) (58, 147) SBP at 3 mins standing, mmHg, mean (SD) (min, max) 94.9 (23.86) (59, 144) Duration of standing, minutes, mean (SD) (min, max) 5.5 (4.36) (0, 10.7) Pre-Lunch Measurement at Each Study Visit EfficacyDurability Follow-Up Day 1 (n=14) Week 4 (n=12) Week 12 (n=12) Week 20 (n=10) Week 22 (n=9) Week 24 (n=7) Change from baselinea Mean (SD), mmHg — 7.6 (22.37) 23.0 (19.21) 21.0 (44.03) 23.2 (43.64) 47.2 (52.18) >80 mmHg, n (%) 9 (64.3%) 8 (66.7%) 9 (75.0%) 7 (70.0%) 7 (77.8%) 5 (71.4%) Discontinued10 (47.6%) End of Study (Including 4-Week Follow-Up Period) Completed11a (52.4%) Physician decision6 (28.8%) Adverse event2 (9.5%) Withdrew consent2a (9.5%) End of Week 4 Completed16 (76.2%) Discontinued5 (23.8%) Physician decision3 (14.3%) Adverse event1 (4.8%) Withdrew consent1 (4.8%) Open-Label Study 21 subjects enrolled from dose-escalation study Dose-Escalation Study 27 subjects eligible for open-label study P087